Exhibit 99.3

FIRST AMENDMENT

FIRST AMENDMENT (this “Amendment”), dated as of November 30, 2005, among RCN CORPORATION, a Delaware corporation (the “Borrower”), the lenders from time to time party to the Credit Agreement (each a “Lender” and, collectively, the “Lenders”), and DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as therein defined.

W I T N E S S E T H :

WHEREAS, the Borrower, Company, the Lenders and the Administrative Agent have entered into a First-Lien Credit Agreement, dated as of December 21, 2004 (as amended, supplemented or otherwise modified, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement, and to enter into certain agreements relating to the Credit Agreement, in each case as herein provided;

NOW, THEREFORE, it is agreed;

A.	Amendments to the Credit Agreement

1. Section 1.09 of the Credit Agreement is hereby amended by deleting the text “(each an “Interest Period”)” appearing in such Section.

2. Section 1.11 of the Credit Agreement is hereby amended by (i) inserting the text “(a)” immediately before the first sentence of such Section and (ii) inserting the following new clause (b) at the end of such Section:

“(b) The Borrower agrees to compensate the Deposit Bank and each CL Lender, upon its written request (which request shall set forth in reasonable detail the basis for requesting such compensation), for all losses, expenses and liabilities incurred by the Deposit Bank or such CL Lender in connection with (i) any withdrawals from the Credit-Linked Deposit Account pursuant to the terms of this Agreement prior to the end of the applicable Interest Period or Scheduled Investment Termination Date for the Credit-Linked Deposits and (ii) the termination of the Total Credit-Linked Commitment (and the related termination of the investment of the funds held in the Credit-Linked Deposit Account) prior to the end of any applicable Interest Period or Scheduled Investment Termination Date for the Credit-Linked Deposits; provided, however, that Borrower shall have no obligation to compensate the Deposit Bank or any CL Lender pursuant to this Section 1.11(b) for any losses, expenses and liabilities in connection with periods after such Interest Period or Scheduled Investment Termination Date.”

3. Section 1.13 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of subclause (i)(x)(III) of the proviso to such Section and inserting a comma in lieu thereof, (ii) inserting the text “L/C Facility” immediately before each appearance of the text “Unpaid Drawing” appearing in subclause (i)(y) of the proviso to such Section, (iii) inserting the following text immediately after subclause (i)(y) of the proviso to such Section:

“and (z) unless the Replaced Lender is not being replaced with respect to the Credit-Linked Commitment, each Issuing Lender an amount equal to such Replaced Lender’s CL Percentage of any CL Facility Unpaid Drawing (which at such time remains a CL Facility Unpaid Drawing) to the extent such amount was not theretofore funded by such Replaced Lender to such Issuing Lender” and

(iv) inserting the following new sentence at the end of such Section:

“Without the consent of the Administrative Agent, the Credit-Linked Deposit funded by any CL Lender shall not be released in connection with any assignment of its Credit-Linked Commitment, but shall instead be purchased by the relevant assignee (at par, and in addition to the other payments required as described above) and continue to be held for application (if not already applied) pursuant to Section 2A.04 in respect of such assignee’s obligations under the Credit-Linked Commitment assigned to it.”

4. Section 2 of the Credit Agreement is hereby amended by deleting the word “a” in each place it appears immediately before the terms “Letter of Credit”, “Participant” or “Drawing” appearing in such Section and inserting the word “an” in lieu thereof.

5. Section 2 of the Credit Agreement (including without limitation all headings therein) is hereby further amended by inserting the text “L/C Facility” immediately before each appearance of the terms “Letter of Credit”, “Letters of Credit”, “Unpaid Drawing”, “Unpaid Drawings”, “Letter of Credit Outstandings”, “Participant”, “Participants”, “Participant’s” and “Drawing” contained in such Section.

6. Section 2.01(a) of the Credit Agreement is hereby amended by deleting the last parenthetical in the first sentence thereof and inserting the following text in lieu thereof:

“(each such letter of credit, an “L/C Facility Letter of Credit” and, collectively, the “L/C Facility Letters of Credit”); it being understood and agreed that all Letters of Credit issued prior to the First Amendment Effective Date constitute L/C Facility Letters of Credit”.

7. Sections 2.01(b)(ii) and 2.03(b) are hereby amended by inserting the text “, L/C Facility Required Lenders” immediately after the appearance of the text “any other Credit Party” in such Sections.

8. Section 2.02 of the Credit Agreement is hereby amended by inserting the following text immediately after the appearance of the text “Total L/C Commitment at such time” in such Section:

“less the amount of any cash collateral securing L/C Supportable Obligations pursuant to Section 9.01(xviii)”.

9. Section 2.03(a) of the Credit Agreement is hereby amended by inserting the following text immediately before the period appearing at the end of such Section:

“including by specifying that the requested letter of credit shall be an L/C Facility Letter of Credit”.

10. Section 2.04(a) of the Credit Agreement is hereby amended by deleting the parenthetical contained in the first sentence thereof and by inserting the following in lieu thereof:

“(in its capacity under this Section 2.04, an “L/C Facility Participant”)”.

11. Section 2.05(a) of the Credit Agreement is hereby amended by deleting the first parenthetical contained in the first sentence thereof and by inserting in lieu thereof the following new text:

“(each such amount, so paid until reimbursed, an “L/C Facility Unpaid Drawing”)”.

12. Section 2.05(b) of the Credit Agreement is hereby amended by deleting the first parenthetical contained therein and by inserting in lieu thereof the following new text:

“(each an “L/C Facility Drawing”).

13. The Credit Agreement is hereby further amended by inserting the following new Section 2A immediately following Section 2 of the Credit Agreement:

“Section 2A. CL Facility Letters of Credit.

2A.01 CL Facility Letters of Credit. (a) Subject to and upon the terms and conditions set forth herein, the Borrower may request that an Issuing Lender issue, on the First Amendment Effective Date or at any time within 10 Business Days thereafter, for the account of the Borrower and for the benefit of the holder (or any trustee, agent or other similar representative for such holder) of CL Facility Supportable Obligations, irrevocable standby letters of credit, in a form customarily used by such Issuing Lender or in such other form as is reasonably acceptable to such Issuing Lender (each such letter of credit, together with any replacement (or successive replacement) letter of credit issued pursuant to the immediately succeeding sentence, each a “CL Facility Letter of Credit” and, collectively, the “CL Facility Letters of Credit” and, together with the L/C Facility Letters of Credit, each such letter of credit a “Letter of Credit” and, collectively, the “Letters of Credit”). In accordance with the terms of any then outstanding CL Facility Letter of Credit issued pursuant to the immediately preceding sentence (or theretofore issued pursuant to this sentence), the Issuing Lender may, so long as it concurrently receives the theretofore outstanding CL Facility Letter of Credit for cancellation (and in fact cancels same), issue a replacement CL Facility Letter of Credit to any successor beneficiary thereof, in each case so long as there is no increase to the Stated Amount thereof, the final maturity date of the CL Facility Letter of Credit is not extended, and the replacement CL Facility Letter of Credit is otherwise in the form specified in the theretofore outstanding CL Facility Letter of Credit or is otherwise acceptable to the Issuing Lender. Each CL Facility Letter of Credit shall be denominated in Dollars and shall be issued on a sight basis only.

(b) Subject to and upon the terms and conditions set forth herein, the Issuing Lender agrees that it will, at any time and from time to time on and after the First Amendment Effective Date and on or prior to the 10th Business Day thereafter (or at any time thereafter and prior to the 60th day prior to the Final Maturity Date in the case of any replacement CL Facility Letter of Credit issued in accordance with the provisions of preceding Section 2A.01(a), and so long as the theretofore outstanding CL Facility Letter Credit is surrendered for cancellation at the time of the issuance of the respective replacement CL Facility Letter of Credit), following its receipt of the respective Letter of Credit Request, issue for account of the Borrower, a CL Facility Letter of Credit as is permitted to remain outstanding hereunder without giving rise to a Default or an Event of Default, provided that (except, in the case of a replacement CL Facility Letter of Credit required to be issued in accordance with the terms of a then outstanding CL Facility Letter of Credit, as may otherwise be required by the terms of the then outstanding CL Facility Letter of Credit and subject to applicable law) no Issuing Lender shall be under any obligation to issue any CL Facility Letter of Credit if at the time of such issuance:

(i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain such Issuing Lender from issuing such CL Facility Letter of Credit or any requirement of law applicable to such Issuing Lender or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Issuing Lender shall prohibit, or request that such Issuing Lender refrain from, the issuance of letters of credit generally or such CL Facility Letter of Credit in particular or shall impose upon such Issuing Lender with respect to such CL Facility Letter of Credit any restriction or reserve or capital requirement (for which such Issuing Lender is not otherwise compensated hereunder) not in effect with respect to such Issuing Lender on the date hereof, or any unreimbursed loss, cost or expense which was not applicable or in effect with respect to such Issuing Lender as of the date hereof and which such Issuing Lender reasonably and in good faith deems material to it; or

(ii) such Issuing Lender shall have received from the Borrower, any other Credit Party, the CL Required Lenders or the Required Lenders prior to the issuance of such CL Facility Letter of Credit notice of the type described in the second sentence of Section 2A.03(b).

2A.02 Maximum CL Facility Letter of Credit Outstandings; Final Maturities. Notwithstanding anything to the contrary contained in this Agreement, (i) no CL Facility Letter of Credit (except a replacement CL Facility Letter of Credit to the extent required to be issued in accordance with the terms of a then outstanding CL Facility Letter of Credit, so long as issued in accordance with the requirements of Section 2A.01(a)) shall be issued the Stated Amount of which, would exceed either (x) the Total Credit-Linked Commitment at such time or (y) the aggregate amount of the Credit-Linked Deposits in the Credit Linked Deposit Account at such time, and (ii) each CL Facility Letter of Credit shall by its terms terminate on the date specified by the Borrower in the applicable Letter of Credit Request; provided, that no CL Facility Letter of Credit shall have a termination date after the 10th Business Day prior to the Final Maturity Date.

2A.03 Letter of Credit Requests; Minimum Stated Amount. (a) Whenever the Borrower desires that a CL Facility Letter of Credit be issued for its account, the Borrower shall give the Administrative Agent and the respective Issuing Lender at least five Business Days’ (or such shorter period as is acceptable to such Issuing Lender) written notice thereof (including by way of facsimile). Each notice shall be a Letter of Credit Request in the form of Exhibit C, appropriately completed, including by specifying that the requested letter of credit shall be a CL Facility Letter of Credit.

(b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Borrower to the Lenders that such CL Facility Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 2A.02. Unless the respective Issuing Lender has received notice from the Borrower, any other Credit Party, the CL Required Lenders or the Required Lenders before it issues a CL Facility Letter of Credit that one or more of the conditions specified in Section 6 are not then satisfied, or that the issuance of such CL Facility Letter of Credit would violate Section 2A.02 (which notice, if any, received by the respective Issuing Lender shall not be effective to the extent the respective Issuing Lender concludes that, in the case of the issuance of a replacement CL Facility Letter of Credit, the respective issuance of the replacement CL Facility Letter of Credit is required to be made in accordance with the terms of the theretofore outstanding CL Facility Letter of Credit and is otherwise in accordance with the requirements of Section 2A.01(a) hereof), then such Issuing Lender shall, subject to the terms and conditions of this Agreement, issue the requested CL Facility Letter of Credit for the account of the Borrower in accordance with such Issuing Lender’s usual and customary practices. Upon the issuance of or modification or amendment to any CL Facility Letter of Credit (it being understood and agreed that no modification or amendment of any then outstanding CL Facility Letter of Credit shall be permitted to increase the Stated Amount thereof or extend the final maturity thereof beyond the Final Maturity Date), each Issuing Lender shall promptly notify the Borrower and the Administrative Agent, in writing of such issuance, modification or amendment and such notice shall be accompanied by a copy of such CL Facility Letter of Credit or the respective modification or amendment thereto, as the case may be. Promptly after receipt of such notice the Administrative Agent shall notify the CL Lenders, in writing, of such issuance, modification or amendment, and if so requested by a CL Lender the Administrative Agent shall furnish such CL Lender with a copy of such issuance, amendment or modification.

(c) The initial Stated Amount of any CL Facility Letter of Credit shall not be less than $50,000.

2A.04 CL Facility Letter of Credit Participations. (a) Immediately upon the issuance by an Issuing Lender of any CL Facility Letter of Credit, such Issuing Lender shall be deemed to have sold and transferred to each CL Lender, and each such CL Lender (in its capacity under this Section 2A.04, a “CL Facility Participant”) shall be deemed irrevocably and unconditionally to have purchased and received from such Issuing Lender, without recourse or warranty, an undivided interest and participation, to the extent of such CL Facility Participant’s CL Percentage, in such CL Facility Letter of Credit, each drawing or payment made thereunder and the obligations of the Borrower under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto. Upon any change in the Credit-Linked Commitments or CL Percentages of the Lenders pursuant to Section 1.13 or 13.04(b), it is hereby agreed that, with respect to all outstanding CL Facility Letters of Credit and CL Facility Unpaid Drawings relating thereto, there shall be an automatic adjustment to the participations pursuant to this Section 2A.04 to reflect the new CL Percentages of the assignor and assignee Lender, as the case may be.

(b) In determining whether to pay under any CL Facility Letter of Credit, no Issuing Lender shall have any obligation relative to the other Lenders other than to confirm that any documents required to be delivered under such CL Facility Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of such CL Facility Letter of Credit. Any action taken or omitted to be taken by an Issuing Lender under or in connection with any CL Facility Letter of Credit issued by it shall not create for such Issuing Lender any resulting liability to the Borrower, any other Credit Party, any Lender or any other Person unless such action is taken or omitted to be taken with gross negligence or willful misconduct on the part of such Issuing Lender (as determined by a court of competent jurisdiction in a final and non-appealable decision).

(c) In the event that an Issuing Lender makes any payment under any CL Facility Letter of Credit issued by it, each CL Lender hereby irrevocably authorizes the Deposit Bank (and the Deposit Bank agrees) to reimburse the Administrative Agent, who shall in turn reimburse such Issuing Lender for such amount solely from such CL Lender’s CL Percentage of the Credit-Linked Deposits on deposit with the Deposit Bank in the Credit-Linked Deposit Account, and the Total Credit-Linked Commitment shall be reduced by the amount so applied (with a corresponding reduction, in accordance with the various CL Percentages of the CL Lenders, in the Credit-Linked Commitment of each CL Lender).

(d) Whenever an Issuing Lender receives a payment of a reimbursement obligation as to which it has received any payments from the respective CL Facility Participants pursuant to clause (c) above, such Issuing Lender shall pay to each such CL Facility Participant which has paid its CL Percentage thereof, in Dollars and in same day funds, an amount equal to such CL Facility Participant’s share (based upon the proportionate aggregate amount originally funded by such CL Facility Participant to the aggregate amount funded by all CL Facility Participants) of the principal amount of such reimbursement obligation and interest thereon (if any) accruing after the purchase of the respective participations.

(e) Upon the request of any CL Facility Participant, each Issuing Lender shall furnish to such CL Facility Participant copies of any standby CL Facility Letter of Credit issued by it and such other documentation as may reasonably be requested by such CL Facility Participant.

(f) The obligations of the CL Facility Participants to make payments to each Issuing Lender with respect to CL Facility Letters of Credit (and the authorization by each CL Lender for the Administrative Agent to reimburse each Issuing Lender from such CL Lender’s CL Percentage of Credit-Linked Deposits) shall be irrevocable and not subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

(i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

(ii) the existence of any claim, setoff, defense or other right which the Borrower or any of its Subsidiaries may have at any time against a beneficiary named in a CL Facility Letter of Credit, any transferee of any CL Facility Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, any CL Facility Participant, or any other Person, whether in connection with this Agreement, any CL Facility Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower or any Subsidiary of the Borrower and the beneficiary named in any such CL Facility Letter of Credit);

(iii) any draft, certificate or any other document presented under any CL Facility Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

(v) the occurrence of any Default or Event of Default.

2A.05 Agreement to Repay CL Facility Letter of Credit Drawings. (a) The Borrower agrees to reimburse each Issuing Lender, by making payment to the Administrative Agent in immediately available funds at the Payment Office, for any payment or disbursement made by such Issuing Lender under any CL Facility Letter of Credit issued by it (each such amount, so paid until reimbursed, a “CL Facility Unpaid Drawing”), not later than one Business Day following receipt by the Borrower of notice of such payment or disbursement (provided that no such notice shall be required to be given if a Default or an Event of Default under Section 10.05 shall have occurred and be continuing, in which case the CL Facility Unpaid Drawing shall be due and payable immediately without presentment, demand, protest or notice of any kind (all of which are hereby waived by the Borrower)), with interest on the amount so paid or disbursed by such Issuing Lender, to the extent not reimbursed prior to 12:00 Noon (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date such Issuing Lender was reimbursed by the Borrower therefor at a rate per annum equal to the Base Rate in effect from time to time plus the Applicable Margin as in effect from time to time for Term Loans that are maintained as Base Rate Loans; provided, however, to the extent such amounts are not reimbursed prior to 12:00 Noon (New York time) on the third Business Day following the receipt by the Borrower of notice of such payment or disbursement or following the occurrence of a Default or an Event of Default under Section 10.05, interest shall thereafter accrue on the amounts so paid or disbursed by such Issuing Lender (and until reimbursed by the Borrower) at a rate per annum equal to the Base Rate in effect from time to time plus the

Applicable Margin for Term Loans that are maintained as Base Rate Loans as in effect from time to time plus 2%, with such interest to be payable on demand. Each Issuing Lender shall give the Borrower prompt written notice of each CL Facility Drawing under any CL Facility Letter of Credit issued by it, provided that the failure to give any such notice shall in no way affect, impair or diminish the Borrower’s obligations hereunder. The obligations of the Borrower to repay CL Facility Unpaid Drawings as required above shall not be reduced, or satisfied, in any respect by payments made to the Issuing Lender with any amounts on deposit in the Credit-Linked Deposit Account or as otherwise provided in Section 2A.04(c).

(b) The obligations of the Borrower under this Section 2A.05 to reimburse each Issuing Lender with respect to drafts, demands and other presentations for payment under CL Facility Letters of Credit issued by it (each a “CL Facility Drawing”) (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower or any Subsidiary of the Borrower may have or have had against any Lender (including in its capacity as an Issuing Lender or as a CL Facility Participant), including, without limitation, any defense based upon the failure of any drawing under a CL Facility Letter of Credit to conform to the terms of the CL Facility Letter of Credit or any nonapplication or misapplication by the beneficiary of the proceeds of such CL Facility Drawing; provided, however, that the Borrower shall not be obligated to reimburse any Issuing Lender for any wrongful payment made by such Issuing Lender under a CL Facility Letter of Credit issued by it as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Issuing Lender (as determined by a court of competent jurisdiction in a final and non-appealable decision).

2A.06 Increased Costs. If at any time after the First Amendment Effective Date, the introduction of or any change in any applicable law, rule, regulation, order, guideline or request or in the interpretation or administration thereof by the NAIC or any governmental authority charged with the interpretation or administration thereof, or compliance by any Issuing Lender or any CL Facility Participant with any request or directive by the NAIC or by any such governmental authority (whether or not having the force of law), shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued by any Issuing Lender or participated in by any CL Facility Participant, or (ii) impose on any Issuing Lender or any CL Facility Participant any other conditions relating, directly or indirectly, to this Agreement, the Credit-Linked Deposits or any CL Facility Letter of Credit; and the result of any of the foregoing is to increase the cost to any Issuing Lender or any CL Facility Participant of issuing, maintaining or participating in the Credit-Linked Deposits or any CL Facility Letter of Credit, or reduce the amount of any sum received or receivable by any Issuing Lender or any CL Facility Participant hereunder or reduce the rate of return on its capital with respect to the Credit-Linked Deposits or CL Facility Letters of Credit (except for changes in the rate of tax on, or determined by reference to, the net income or profits or capital or franchise taxes imposed in lieu thereof of such Issuing Lender or such CL Facility Participant or, in the case of an Issuing Lender or CL Facility Participant that is a flow-through entity for tax purposes, a member or a partner of such Issuing Lender or CL Facility Participant, pursuant to the laws of the country or national jurisdiction (or any political subdivision thereof) in which it is organized or in which its principal office or applicable lending office is located), then, upon the delivery of the certificate referred to below to the Borrower by any Issuing Lender or any CL Facility Participant (a copy of which certificate shall be sent by such Issuing Lender or such CL Facility Participant to the Administrative Agent), the Borrower agrees, subject to the provisions of Section 13.17, to pay to such Issuing Lender or such CL Facility Participant such additional amount or amounts as will compensate such Issuing Lender or such CL Facility Participant for such increased cost or reduction in the amount receivable or reduction on the rate of return on its capital, it being agreed that this Section 2A.06 shall not apply to Taxes which are the subject of Section 4.04(a). Any Issuing Lender or any CL Facility Participant, upon determining that any additional amounts will be payable pursuant to this Section 2A.06, will give prompt written notice thereof to the Borrower, which notice shall include a certificate submitted to the Borrower by such Issuing Lender or such CL Facility Participant (a copy of which certificate shall be sent by the Issuing Lender or such CL Facility Participant to the Administrative Agent), setting forth in reasonable detail the basis for and the calculation of such additional amount or amounts necessary to compensate such Issuing Lender or such CL Facility Participant. The certificate required to be delivered pursuant to this Section 2.06 shall, absent manifest error, be final and conclusive and binding on the Borrower.

2A.07 Credit-Linked Deposit Account. (a) On the First Amendment Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 6, each CL Lender on such date shall pay to the Deposit Bank such CL Lender’s Credit-Linked Deposit. The Credit-Linked Deposits shall be held by the Deposit Bank in (or credited to) the Credit-Linked Deposit Account, and no Person other than the Deposit Bank shall have a right of withdrawal from the Credit-Linked Deposit Account or any other right or power with respect to the Credit-Linked Deposits. Notwithstanding anything herein to the contrary, the funding obligation of each CL Lender in respect of its CL Facility Participation in CL Facility Letters of Credit shall be satisfied in full upon the funding of its Credit-Linked Deposit.

(b) Each of Deposit Bank, the Administrative Agent, each Issuing Lender and each CL Lender hereby acknowledges and agrees that (i) each CL Lender is funding its Credit-Linked Deposit to the Deposit Bank for application in the manner contemplated by Section 2A.04, (ii) the Deposit Bank may invest the Credit-Linked Deposits in such investments as may be determined from time to time by the Deposit Bank and (iii) the Deposit Bank has agreed to pay to the Administrative Agent, who shall in turn pay to each CL Lender, a return on its Credit-Linked Deposit (except (x) during periods when such Credit-Linked Deposits are used to reimburse an Issuing Lender with respect to CL Facility Drawings on CL Facility Letters of Credit or (y) as otherwise provided in Sections 2A.05(a) and 2A.07(d)) equal at any time to the LIBOR Rate for the Interest Period in effect for the Credit-Linked Deposits at such time less the Credit-Linked Deposit Cost Amount at such time. Such interest will be paid to the CL Lenders by the Administrative Agent (solely from amounts received by it from the Deposit Bank) at the LIBOR Rate for successive Interest Periods of one month (or at an amount determined in accordance with Section 2A.05(a) or 2A.07(d), as applicable) less (in each case) the Credit-Linked Deposit Cost Amount as from time to time in effect, payable quarterly in arrears on each Quarterly Payment Date.

(c) The Borrower shall have no right, title or interest in or to the Credit-Linked Deposit Account or the Credit-Linked Deposits and no obligations with respect thereto (except to refund portions thereof used to reimburse an Issuing Lender with respect to CL Facility Drawings on CL Facility Letters of Credit as provided in Section 2A.04), it being acknowledged and agreed by the parties hereto that the funding of the Credit-Linked Deposits by the CL Lenders and the application of the Credit-Linked Deposits in the manner contemplated by Section 2A.04(c) constitute agreements among the Deposit Bank, the Administrative Agent, each Issuing Lender and each CL Lender with respect to the CL Facility Participation in the CL Facility Letters of Credit and do not constitute any loan or extension of credit to the Borrower.

(d) If the Deposit Bank is not offering Dollar deposits (in the applicable amounts) in the London interbank market, or the Deposit Bank determines that adequate and fair means do not otherwise exist for ascertaining the LIBOR Rate for the Credit-Linked Deposits (or any part thereof), then the Credit-Linked Deposits (or such parts, as applicable) shall be invested so as to earn a return equal to the greater of the Federal Funds Rate and a rate determined by the Deposit Bank in accordance with banking industry rules on interbank compensation.

(e) No Credit Party shall have any responsibility or liability to the CL Lenders, the Administrative Agent, the Issuing Lender or any other Person in respect of the establishment, maintenance, administration or misappropriation of the Credit-Linked Deposit Account or with respect to the investment of amounts held therein; provided, however, that notwithstanding anything to the contrary contained in this Section 2A.07(e), the Administrative Agent, acting in its capacity as such, shall be entitled to the indemnities provided elsewhere in this Agreement.”

14. Section 3.01(b) of the Credit Agreement is hereby amended by inserting the phrase “L/C Facility” immediately before the phrase “Letter of Credit” each place same appears in the first sentence thereof (except in the second parenthetical, which contains the definition of “Letter of Credit Fee”).

15. Section 3.01(d) of the Credit Agreement is hereby amended by deleting the phrase “and upon the first day on or after the termination of the Total L/C Commitment upon which no Letter of Credit remains outstanding” appearing in the last sentence thereof and by inserting the following new phrase in lieu thereof:

“upon the first day on or after the termination of the Total L/C Commitment upon which no L/C Facility Letter of Credit remains outstanding and upon the first day on or after the termination of the Total Credit-Linked Commitment upon which no CL Facility Letter of Credit remains outstanding”.

16. Section 3.01 of the Credit Agreement is hereby further amended by inserting the following new clause (g) at the end of such Section:

“(g) The Borrower agrees to pay to the Administrative Agent for distribution to each CL Lender (based on each such CL Lender ’s CL Percentage) a fee (the “CL Facility Fee”) equal to the sum of (I) a rate per annum equal to the Applicable Margin on the

Total Credit-Linked Commitment as in effect from time to time (or, if terminated, on the aggregate amount of the Credit-Linked Deposits from time to time) and (II) a rate per annum equal to the Credit-Linked Deposit Cost Amount as in effect from time to time on the amount of the Total Credit-Linked Commitment as in effect from time to time (or, if terminated, on the aggregate amount of the Credit-Linked Deposits from time to time) in each case for the period from and including the First Amendment Effective Date to and including the date on which the Total Credit-Linked Commitment has been terminated, all CL Facility Unpaid Drawings (including all accrued and unpaid interest thereon) have been paid in full and all CL Facility Letters of Credit have been terminated. Accrued CL Facility Fees shall be due and payable quarterly in arrears each Quarterly Payment Date and on the date on which the Total Credit-Linked Commitment has been terminated, all CL Facility Unpaid Drawings (including all accrued and unpaid interest thereon) have been paid in full and all CL Facility Letters of Credit have been terminated.”

17. Section 3.02(b) of the Credit Agreement shall be amended by deleting the text thereof in its entirety and inserting the following new text in lieu thereof:

“(b) In the event of a refusal by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as (and to the extent) provided in Section 13.12(b), the Borrower may, subject to its compliance with the requirements of Section 13.12(b), upon five Business Days’ prior written notice to the Administrative Agent at the Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders) terminate all of the Commitments of such Lender (other than any such Commitment which is being maintained by such Lender (and not being terminated by the Borrower) as provided in Section 13.12(b)), so long as (x) all Term Loans (other than any Term Loans being maintained by such Lender which are not being repaid pursuant to Section 13.12(b)), L/C Facility Unpaid Drawings (to the extent such Lender’s L/C Commitment is being terminated) and CL Facility Unpaid Drawings (to the extent that such Lender’s Credit-Linked Commitment is being terminated), together with accrued and unpaid interest, Fees and all other amounts, owing to such Lender are repaid concurrently with the effectiveness of such termination (at which time Schedule I shall be deemed modified to reflect such changed amounts) and (y) such Lender’s L/C Percentage or CL Percentage, as the case may be, of all outstanding Letters of Credit is cash collateralized in a manner consistent with the applicable requirements of Section 13.12(b) and satisfactory to the Administrative Agent and the respective Issuing Lenders (unless the respective Lender is not being repaid with respect to its L/C Commitment or Credit-Linked Commitment, as the case may be, pursuant to Section 13.12(b)), and at such time, unless the respective Lender continues to have outstanding Term Loans or Commitments of one or more Tranches hereunder, such Lender shall no longer constitute a “Lender” for purposes of this Agreement, except with respect to indemnifications under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.06, 4.04, 12.06 and 13.01), which shall survive as to such repaid Lender. At the time of any termination of a CL Lender’s Credit-Linked Commitment pursuant to this Section 3.02(c), the Deposit Bank shall retain such CL Lender’s Credit-Linked Deposit in accordance with the last proviso to Section 13.12(b).”

18. Section 3.03 of the Credit Agreement is hereby further amended by inserting the following new clause (f) at the end of such Section:

“(f) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Credit-Linked Commitment shall (v) terminate in its entirety on March 31, 2006 if the First Amendment Effective Date has not occurred on or prior to such date, (w) terminate in its entirety at the close of business on the 10th Business Day after the First Amendment Effective Date if no CL Facility Letter of Credit has been issued pursuant to this Agreement, (x) be reduced on the dates, and in the amounts provided in Section 2A.04(c), (y) be reduced on the date of each reduction to the Stated Amount of any then outstanding CL Facility Letter of Credit by the amount of such reduction, except to the extent said reduction is as a result of a payment under a CL Facility Letter of Credit which independently causes a reduction to the Total Credit-Linked Commitment pursuant to preceding clause (x) or occurs as a result of a replacement of a then outstanding CL Facility Letter of Credit with a replacement CL Facility Letter of Credit in the same Stated Amount, and (z) terminate in its entirety on the Final Maturity Date. At the time of any termination or reduction of the Total Credit-Linked Commitment pursuant to Section 2A.04(c), this Section 3.03 or Section 10, the Deposit Bank shall return to the Administrative Agent, who shall in turn return to the CL Lenders (ratably in accordance with their respective CL Percentages) their Credit-Linked Deposits (to the extent not theretofore applied pursuant to Section 2A.04(c)) in an amount by which the aggregate amount of the Credit-Linked Deposits at such time exceeds the greater of (x) the Total Credit-Linked Commitment after giving effect to such reduction or termination and (y) aggregate CL Letter of Credit Outstandings at such time. Each reduction to, or termination of, the Total Credit-Linked Commitment shall be applied to proportionately reduce or terminate, as the case may be, the Credit-Linked Commitment of each CL Lender (in accordance with their respective CL Percentages).”

19. Section 4.01(b) of the Credit Agreement is hereby amended by deleting the text of subclause (II) thereof in its entirety and inserting the following text in lieu thereof:

“unless such Lender is an L/C Lender or CL Lender that is not being repaid or replaced with respect to its L/C Commitment or Credit-Linked Commitment, as the case may be, such Lender’s L/C Percentage or CL Percentage, as the case may be, of all outstanding Letters of Credit is cash collateralized in a manner consistent with the requirements of Section 13.12(b) and satisfactory to the Administrative Agent and the respective Issuing Lenders”.

20. Section 4.02(a) of the Credit Agreement is hereby amended by inserting the following new text at the end of such Section:

“On any day on which the aggregate amount of all CL Facility Letter of Credit Outstandings exceeds the Total Credit-Linked Commitment at such time, the Borrower shall pay to the Administrative Agent at the Payment Office on such day an amount of cash and/or Cash Equivalents equal to the amount of such excess, such cash and/or Cash Equivalents to be held as security for all obligations of the Borrower to the Issuing Lenders and the Lenders hereunder in a cash collateral account to be established by, and under the sole dominion and control of, the Administrative Agent.”

21. Section 4.02(c) of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of the first proviso to such Section and (ii) inserting the following new proviso immediately before the period at the end of such Section:

“and provided further, that with respect to no more than 50% in the aggregate of the Net Equity Proceeds from a Qualified Equity Issuance, the Net Equity Proceeds therefrom shall not be required to be so applied on such date so long as (x) no Default and no Event of Default then exists, (y) such Net Equity Proceeds shall be used to repay Indebtedness under the Third-Lien Credit Documents within 90 days following the date of such Qualified Equity Issuance and (z) the Total Leverage Ratio would be less than or equal to 3.50:1.00 after giving effect to the application of such Net Equity Proceeds in the manner described in the preceding clause (y)”.

22. Section 9.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (xvi) thereof, (ii) deleting the period appearing at the end of clause (xvii) thereof and inserting the text “; and” in lieu thereof and (iii) inserting the following new clause (xviii) immediately after clause (xvii) thereof:

“(xviii) Liens constituting cash collateral securing L/C Supportable Obligations.”

23. Section 9.01 of the Credit Agreement is hereby further amended by (i) deleting the proviso appearing at the end of clause (xii) thereof and (ii) inserting the following proviso in lieu thereof:

“provided, that (x) the aggregate amount of all cash and fair market value of all other property subject to Liens securing surety bonds supporting obligations assumed in connection with the Con Edison Acquisition shall not at any time exceed $1,500,000 and (y) the aggregate amount of all cash and fair market value of all other property subject to other Liens permitted by this clause (xii) shall not at any time exceed $1,000,000”.

24. Section 9.07 of the Credit Agreement is hereby amended by deleting the table appearing in such Section in its entirety and inserting the following new table in lieu thereof:

“Fiscal Year Ending On	Amount
December 31, 2005	$100,000,000
December 31, 2006	$100,000,000
December 31, 2007	$95,000,000
December 31, 2008	$90,000,000
December 31, 2009 and thereafter	$85,000,000”

25. Section 9.08 of the Credit Agreement is hereby amended by deleting the table appearing in such Section in its entirety and inserting the following new table in lieu thereof:

“Fiscal Quarter Ended	Ratio
September 30, 2005	1.75:1.00
December 31, 2005	1.75:1.00

March 31, 2006	2.00:1.00
June 30, 2006	2.00:1.00
September 30, 2006	2.00:1.00
December 31, 2006	2.25:1.00

March 31, 2007 and thereafter	2.50:1.00”

26. Section 9.09 of the Credit Agreement is hereby amended by deleting the table appearing in such Section in its entirety and inserting the following new table in lieu thereof:

“Fiscal Quarter Ended	Amount
September 30, 2005	$45,000,000
December 31, 2005	$65,000,000

March 31, 2006	$75,000,000
June 30, 2006	$80,000,000
September 30, 2006	$85,000,000
December 31, 2006	$100,000,000

March 31, 2007	$112,500,000
June 30, 2007	$120,000,000
September 30, 2007	$125,000,000
December 31, 2007	$130,000,000

March 31, 2008	$135,000,000
June 30, 2008	$140,000,000
September 30, 2008	$145,000,000
December 31, 2008	$150,000,000

March 31, 2009	$155,000,000
June 30, 2009	$160,000,000
September 30, 2009	$165,000,000
December 31, 2009	$170,000,000

March 31, 2010	$172,500,000
June 30, 2010	$175,000,000
September 30, 2010	$177,500,000
December 31, 2010	$180,000,000

March 31, 2011	$182,500,000
June 30, 2011	$185,000,000

“Fiscal Quarter Ended	Amount
September 30, 2011	$187,500,000
December 31, 2011	$190,000,000”

27. Section 9.11 of the Credit Agreement is hereby amended by deleting the table appearing in such Section in its entirety and inserting the following new table in lieu thereof:

“Fiscal Quarter Ended	Ratio
September 30, 2005	5.50:1.00
December 31, 2005	5.00:1.00

March 31, 2006	4.50:1.00
June 30, 2006	4.25:1.00
September 30, 2006	4.00:1.00
December 31, 2006	3.25:1.00

March 31, 2007	3.00:1.00
June 30, 2007	2.75:1.00
September 30, 2007	2.75:1.00
December 31, 2007	2.50:1.00

March 31, 2008	2.50:1.00
June 30, 2008	2.25:1.00
September 30, 2008	2.25:1.00
December 31, 2008	2.00:1.00

March 31, 2009 and thereafter	2.00:1.00”

28. Section 9.13 of the Credit Agreement is hereby amended by inserting the following new text immediately before the semi-colon appearing at the end of clause (i) of such Section:

“provided that Indebtedness pursuant to the Third-Lien Credit Documents may be (x) repaid (including, without limitation, with that portion of the Net Equity Proceeds from a Qualified Equity Issuance permitted to be applied to repay Indebtedness under the Third-Lien Credit Documents in accordance with the second proviso to Section 4.02(c)) (I) so long as no Default or Event of Default then exists or would result therefrom and (II) the Total Leverage Ratio would be less than or equal to 3.50:1.00 after giving effect to such repayment or (y) exchanged (and immediately thereafter permanently retired) for common stock of the Borrower, so long as no Default or Event of Default then exists or would result therefrom”.

29. Section 11 of the Credit Agreement is hereby amended by deleting the definitions of the terms “Commitment”, “Consolidated Interest Expense”, “Drawing”, “Final Maturity Date”, “Interest Period”, “Lender”, “Lender Default”, “Letter of Credit”, “Participant”, “Required Lenders” and “Unpaid Drawing” appearing in such Section and inserting the following new defined terms in the appropriate alphabetical order in lieu thereof:

“Commitment” shall mean any of the commitments of any Lender, i.e., whether the Term Loan Commitment, the L/C Commitment or the Credit-Linked Commitment.

“Consolidated Interest Expense” shall mean, for any period, the sum of the total consolidated interest expense of the Borrower and its Subsidiaries for such period (calculated without regard to any limitations on the payment thereof) plus, without duplication, that portion of Capitalized Lease Obligations of the Borrower and its Subsidiaries representing the interest factor for such period; provided that to the extent same would otherwise have been included therein, Consolidated Interest Expense shall not include (i) the amortization of deferred financing, legal and accounting costs with respect to this Agreement, the Second-Lien Note Indenture and the Third-Lien Credit Agreement and (ii) that portion of interest expense pursuant to the Third-Lien Credit Agreement which is, in accordance with the terms of the Third-Lien Credit Agreement, capitalized and added to the outstanding principal of term loans thereunder and not paid in cash.

“Drawing” shall mean an L/C Facility Drawing, a CL Facility Drawing or both, as the context requires.

“Final Maturity Date” shall mean (x) with respect to Term Loans, December 21, 2011, (y) with respect to L/C Facility Letters of Credit, December 21, 2009, and (z) with respect to CL Facility Letters of Credit, December 21, 2011.

“Interest Period” shall mean (i) as to any Borrowing of Eurodollar Loans, the interest period applicable to such Borrowing of Eurodollar Loans selected pursuant to, and otherwise subject to the provisions of, Section 1.09, and (ii) as to any investment of the Credit-Linked Deposits, the period commencing on the First Amendment Effective Date and ending on the date that is one month thereafter and each successive one month period thereafter, provided that if any Interest Period for the Credit-Linked Deposits begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period for the Credit-Linked Deposits would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, although if any Interest Period for the Credit-Linked Deposits would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day.

“Lender” shall mean each financial institution listed on Schedule I (including each such financial institution added pursuant to the modifications to Schedule I effected pursuant to the First Amendment, thereby adding the CL Lenders), as well as any Person that becomes a “Lender” hereunder pursuant to Section 1.13 or 13.04(b).

“Lender Default” shall mean (i) the refusal (which has not been retracted) or the failure of a Lender to make available its portion of any Borrowing or to fund its portion of any unreimbursed payment under Section 2.04(c), (ii) the refusal (which has not been retracted) or the failure of a CL Lender to make available its Credit-Linked Deposit in accordance with the requirements of Section 2A.07 or (iii) a Lender having notified in writing the Borrower and/or the Administrative Agent that such Lender does not intend to comply with its obligations under Section 1.01, 2 or 2A.07.

“Letter of Credit” shall have the meaning provided in Section 2A.01(a). Letters of Credit shall be either L/C Facility Letters of Credit or CL Facility Letters of Credit.

“Participant” shall mean an L/C Participant, a CL Participant or both, as the context requires.

“Required Lenders” shall mean Non-Defaulting Lenders the sum of whose outstanding Term Loan Commitments (or after the termination thereof, outstanding principal of Term Loans), L/C Commitments (or after the termination thereof, the L/C Percentages of L/C Letter of Credit Outstandings) and Credit-Linked Commitments (or after the termination thereof, the CL Percentages of CL Letter of Credit Outstandings) represent at least 50.1% of the sum of (i) all outstanding Term Loan Commitments (or after the termination thereof, outstanding principal of Term Loans) of Non-Defaulting Lenders, (ii) the Total Credit-Linked Commitment of all Non-Defaulting Lenders (or after the termination thereof, the aggregate CL Percentages of all Non-Defaulting Lenders of CL Letter of Credit Outstandings at such time) and (iii) the Total L/C Commitment of all Non-Defaulting Lenders (or after the termination thereof, the aggregate L/C Percentages of all Non-Defaulting Lenders of L/C Letter of Credit Outstandings at such time).

“Unpaid Drawing” shall mean an L/C Facility Unpaid Drawing, a CL Facility Unpaid Drawing or both, as the context requires.

30. Section 11 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

“CL Facility Drawing” shall have the meaning provided in Section 2A.05(b).

“CL Facility Fee” shall have the meaning provided in Section 3.01(g).

“CL Facility Letter of Credit” shall have the meaning provided in Section 2A.01(a).

“CL Facility Participant” shall have the meaning provided in Section 2A.04(a).

“CL Facility Unpaid Drawing” shall have the meaning provided in Section 2A.05(a).

“CL Lender” shall mean each Lender having a Credit-Linked Commitment (or, to the extent terminated, an outstanding Credit-Linked Deposit).

“CL Facility Letter of Credit Outstandings” shall mean, at any time, the aggregate amount of all Letter of Credit Outstandings at such time in respect of CL Facility Letters of Credit.

“CL Percentage” of any CL Lender at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Credit-Linked Commitment of such CL Lender at such time and the denominator of which is the Total Credit-Linked Commitment at such time, provided that if the CL Percentage of any CL Lender is to be determined after the Total Credit-Linked Commitment has been terminated, then the CL Percentage of such CL Lender shall be determined immediately prior (and without giving effect) to such termination, but adjusted for any assignments of Credit-Linked Commitments or related outstandings pursuant to this Agreement by such CL Lender after the date of such termination.

“CL Facility Required Lenders” shall mean Non-Defaulting Lenders the sum of whose outstanding Credit-Linked Commitments (or after the termination, CL Facility Percentages of CL Letter of Credit Outstandings) represent at least a majority of the sum of the Total Credit-Linked Commitment less the Credit-Linked Commitments of all Defaulting Lenders (or after the termination thereof, the aggregate CL Percentages of all Non-Defaulting Lenders of the total CL Facility Letter of Credit Outstandings at such time).

“CL Facility Supportable Obligations” shall mean the obligations listed on Schedule XVI hereto.

“CL Facility Unpaid Drawing” shall have the meaning provided in Section 2A.05(a).

“Con Edison Acquisition” shall mean the acquisition by the Borrower or any of its Subsidiaries of 100% of the capital stock or other Equity Interests of Con Edison Communications; provided, that such acquisition shall be consummated on or before March 31, 2006, pursuant to documentation reasonably satisfactory to the Administrative Agent.

“Credit-Linked Commitment” shall mean, for each Lender, the amount set forth opposite such Lender’s name in Schedule I directly below the column entitled “Credit-Linked Commitment,” as the same may be (x) reduced from time to time or terminated pursuant to Sections 2A.04(c), 3.02, 3.03 and/or 10, as applicable, or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.13 or 13.04(b).

“Credit-Linked Deposit” shall mean, as to each CL Lender, the cash deposit made by such CL Lender pursuant to Section 2A.07(a) (or purchased by way of assignment pursuant to Section 1.13 or 13.04(b)), as the case may be, as such deposit may be (x) reduced from time to time pursuant to the terms of this Agreement and (y) reduced or increased from time to time pursuant to assignments to or by such CL Lender pursuant to Section 1.13 or 13.04(b). The initial amount of each CL Lender’s Credit-Linked Deposit shall be equal to the amount of its Credit-Linked Commitment on the First Amendment

Effective Date or on the date that such Person becomes a CL Lender pursuant to Section 1.13 or 13.04(b).

“Credit-Linked Deposit Account” shall mean the account of, and established by, the Deposit Bank, on behalf of the CL Lenders, under its sole and exclusive control and maintained at the office of the Deposit Bank, and designated as the “RCN Credit-Linked Deposit Account” that shall be used solely for the purposes set forth in Section 2A (including Section 2A.04(c)) hereof.

“Credit-Linked Deposit Cost Amount” shall mean, at any time, an amount (expressed in basis points) determined by the Deposit Bank in consultation with the Borrower based on the investing of the Credit-Linked Deposits by the Deposit Bank until the then next occurring Scheduled Investment Termination Date and representing the Deposit Bank’s administrative cost for investing the Credit-Linked Deposits.

“Deposit Bank” shall mean DBCI, or any Affiliate of DBCI designated by DBCI to act in such capacity.

“First Amendment” shall mean the First Amendment to this Agreement, dated as of November 30, 2005.

“First Amendment Effective Date” shall mean the date (on or prior to March 31, 2006) upon which the Amendment Effective Date under, and as defined in, the First Amendment occurs in accordance with the terms thereof.

“First Amendment Mortgage Amendments” shall have the meaning provided in Section 5 of the First Amendment.

“L/C Facility Drawing” shall have the meaning provided in Section 2.05(c).

“L/C Facility Letter of Credit” shall have the meaning provided in Section 2.01(a).

“L/C Facility Participant” shall have the meaning provided in Section 2.04(a).

“L/C Facility Letter of Credit Outstandings” shall mean, at any time, the aggregate amount of all Letter of Credit Outstandings at such time in respect of L/C Facility Letters of Credit.

“L/C Facility Required Lenders” shall mean Non-Defaulting Lenders the sum of whose outstanding L/C Commitments (or after the termination thereof, L/C Facility Percentages of L/C Letter of Credit Outstandings) represent at least a majority of the sum of the Total L/C Commitment less the L/C Commitments of all Defaulting Lenders (or after the termination thereof, the aggregate L/C Percentages of all Non-Defaulting Lenders of the total L/C Facility Letter of Credit Outstandings at such time).

“L/C Facility Unpaid Drawing” shall have the meaning provided in Section 2.05(a).

“LIBOR Rate” shall mean, for any Interest Period with respect to the investment of the Credit-Linked Deposits, the rate for deposits in Dollars for such Interest Period which appears on the Telerate Page 3750 as of 11:00 A.M. (London time) on the day that is two Business Days preceding the beginning of such Interest Period. If such rate does not appear on Telerate Page 3750, the rate for that Interest Period will be the rate determined in good faith by the Administrative Agent on the basis of the rates at which deposits in Dollars are offered by four major banks in the London interbank market at approximately 11:00 A.M. (London time) on the day that is two Business Days preceding the beginning of the new Interest Period to prime banks in the London interbank market for such Interest Period commencing on the beginning of the new Interest Period and in the then outstanding amount of the Credit-Linked Deposits. The Administrative Agent will request the principal London office of each of such four major banks in the London interbank market to provide a quotation of its rate. If at least two such quotations are provided, the rate for that new Interest Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that Interest Period will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Administrative Agent, at approximately 11:00 A.M. (New York time) on the beginning of the new Interest Period for loans in Dollars to leading European banks for such Interest Period commencing on the beginning of the new Interest Period and in the amount of the Credit-Linked Deposits.

“Qualified Equity Issuance” shall mean a sale to a Person of common stock of the Borrower that results in gross cash proceeds (exclusive of underwriter’s discounts and commissions and other expenses) of at least $50,000,000.

“Scheduled Investment Termination Date” shall mean, when referring to the Credit-Linked Deposits on deposit in the Credit-Linked Deposit Account, the date agreed to by the Borrower and the Administrative Agent from time to time, provided that if no such agreement shall be reached, the Scheduled Investment Termination Date shall be the last day of the then current Interest Period applicable to the Credit-Linked Deposits.

“SEC” shall mean the Securities and Exchange Commission or any successor thereto.

“Total Credit-Linked Commitment” shall mean, at any time, the sum of the Credit-Linked Commitments of each of the Lenders at such time.

31. The definition of “Permitted Acquisition” contained in Section 11 of the Credit Agreement is hereby amended by deleting the phrase “Sections 8.15” contained therein and inserting in lieu thereof the phrase “Sections 8.17”.

32. The definition of “Permitted Acquisition Amount” contained in Section 11 of the Credit Agreement is hereby further amended by inserting the following new sentence at the end of such definition:

“Notwithstanding the foregoing or anything else to the contary contained elsewhere in this Agreement, (x) the Permitted Acquisition Amount for the Con Edison Acquisition shall be $32,000,000 (which amount shall not count for the purpose of determining the

Permitted Acquisition Amount in connection with with any acquisition of the Borrower or any of its Subsidiaries other than the Con Edison Acquisition) and (y) in connection with the Con Edison Acquisition, and in addition to paying the Permitted Acquisition Amounts described in preceding clause (x), a CL Facility Letter of Credit may be issued to support the CL Facility Supportable Obligations.”

33. The definition of “Eligible Transferee” contained in Section 11 of the Credit Agreement is hereby amended by deleting the phrase “Term Loans” appearing therein and inserting in lieu thereof, the phrase “term loans”.

34. Section 12.01 of the Credit Agreement is hereby amended by (i) inserting “(x)” immediately after the phrase “also shall include” appearing in the parenthetical thereof and (ii) inserting the phrase “and (y) DBCI (and any successor Deposit Bank) in its capacity as Deposit Bank” immediately after the phrase “pursuant to the Security Documents” appearing in the parenthetical contained therein.

35. Section 13.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing immediately before the first appearance of the word “delivery” in the first sentence of such Section and inserting a comma in lieu thereof and (ii) inserting the following new text immediately after the first appearance of the word “delivery” in the first sentence of such Section:

“and administration (including to administer the Credit-Linked Deposit Account and the Credit-Linked Deposits)”.

36. Section 13.04(b) of the Credit Agreement is hereby amended by (i) inserting the text “, Credit-Linked Commitment” immediately after each appearance of the text “Term Loan Commitments” in such Section and (ii) inserting the following text as the penultimate sentence of such Section:

“Without the consent of the Administrative Agent, the Credit-Linked Deposit funded by any CL Lender shall not be released in connection with any assignment of its Credit-Linked Commitment, but shall instead be purchased by the relevant assignee and continue to be held for application (if not already applied) pursuant to Section 2A.04(c) in respect of such assignee’s obligations under the Credit-Linked Commitment assigned to it.”.

37. Section 13.12(a) of the Credit Agreement is hereby amended by (i) deleting the word “or” appearing at the end of subclause (4) of the second proviso to such Section and (ii) inserting the following text immediately before the period appearing at the end of such Section:

“or (6) without the consent of the Deposit Bank, amend, modify or waive any provision relating to the rights or obligations of the Deposit Bank”.

38. Section 13.12(b) of the Credit Agreement is hereby amended by (i) deleting the phrase “Letters of Credit” appearing in clause (B) thereof and inserting in lieu thereof the phrase “LC Facility Letters of Credit and pay to such Lender (if a CL Lender) an amount equal to its Credit-Linked Deposit at such time (with the Deposit Bank retaining such CL Lender’s

Credit- Linked Deposit as cash collateral for application as provided in the last proviso below)” and (ii) inserting the following new proviso immediately at the end thereof:

“provided further that, if any payment of amounts correlating to the Credit-Linked Deposit of a terminated CL Lender are required pursuant to clause (B) above, such terminated CL Lender’s Credit-Linked Deposit shall continue to be held the Deposit Bank until applied by it in accordance with the requirements of this Agreement (as if such CL Lender had not been terminated, except that any amount thereof that would have been returned to the respective CL Lender in accordance with the terms of this Agreement shall, after such CL Lender’s termination pursuant to preceding clause (B), instead be returned to the Borrower at such times and in such amounts, as would have been returned to the terminated CL Lender and so long as not applied to other amounts due and payable hereunder)”.

39. Section 13.13 of the Credit Agreement is hereby amended by inserting, immediately after the phrase “1.11, 2.06,” appearing therein, the phrase “2A.06,”.

40. Exhibit C to the Credit Agreement is hereby amended by (i) deleting the text “2.03” appearing in such Exhibit and inserting the text “[2.03] [2A.03]” in lieu thereof and (ii) inserting the text “, which shall be a [L/C] [CL] Facility Letter of Credit,” immediately after the phrase “[Standby] Letter of Credit” appearing in such Exhibit.

41. Schedule I to the Credit Agreement in hereby amended by supplementing such Schedule with the information contained on Schedule I hereto. The parties hereto acknowledge and agree that, on the First Amendment Effective Date, the Total Credit-Linked Commitment shall not exceed $32,000,000, and that on such date each of the financial institutions listed on Schedule I hereto shall become CL Lenders with the respective Credit-Linked Commitments shown on said Schedule I hereto.

42. Schedule VIII to the Credit Agreement is hereby amended, effective December 21, 2004, by deleting such Schedule in its entirety and inserting Schedule VIII hereto in lieu thereof.

43. The Credit Agreement is hereby amended by adding after Schedule XV a new Schedule XVI in the form of Schedule XVI hereto; provided, however, that such Schedule may be modified with the consent of the Administrative Agent for the purpose of including obligations which are assumed in connection with the Con Edison Acquisition and are similar to those set forth on such Schedule on the First Amendment Effective Date.

B.	Miscellaneous Provisions

1. The Borrower hereby represents and warrants to each of the Lenders that (i) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) there exists no Default or Event of Default on the Amendment Effective Date, after giving effect to this Amendment.

2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This Amendment shall become effective on the date occurring on or prior to March 31, 2006 (and so long as the conditions specified in the following clauses (i) through (iii) are satisfied on or prior to January 31, 2006) when each of the following conditions shall have been satisfied (the “Amendment Effective Date”):

(i) the Borrower, each Subsidiary Guarantor, the Administrative Agent, each CL Lender shown on Schedule I hereto and the Required Lenders (before giving effect hereto) shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Nomy Kayala (facsimile number 212-354-8113);

(ii) there shall have been delivered to Administrative Agent copies of resolutions of the board of directors of each Credit Party approving and authorizing the execution, delivery and performance of this First Amendment and the Credit Documents as amended by this First Amendment, certified as of the Amendment Effective Date by the corporate secretary or an assistant secretary of such Credit Party as being in full force and effect without modification or amendment;

(iii) the Credit Parties shall have paid (on or within two Business Days after the date contained below in this clause) to each Lender that executes this Amendment by 12:00 p.m. (New York time) on December 5, 2005 a fee (the “Amendment Fee”) equal to 0.15% of such Lender’s portion of outstanding Term Loans and/or L/C Commitment on such date;

(iv) the Credit Parties shall have paid to the Administrative Agent and the Lenders all fees, costs and expenses (including legal fees and expenses and the Amendment Fee) payable to the Administrative Agent and the Lenders to the extent then due;

(v) the Borrower shall have delivered to the Collateral Agent, or caused to be delivered to the Collateral Agent, (x) fully executed counterparts of amendments (the “First Amendment Mortgage Amendments”), in form and substance reasonably satisfactory to the Collateral Agent, to each of the Mortgages covering the Mortgaged Properties, together with evidence that counterparts of each of the First Amendment

Mortgage Amendments have been delivered to the title company insuring the Lien on the Mortgages for recording in all places to the extent necessary or desirable, in the judgment of the Collateral Agent, effectively to maintain a valid and enforceable perfected mortgage lien superior to and prior to the rights of all third parties and subject to no other Liens (other than Permitted Encumbrances) in favor of the Collateral Agent for the benefit of the Secured Creditors securing all of the Obligations and (y) to the extent required by the Collateral Agent, the Administrative Agent or the Required Lenders, endorsements of the authorized issuing agent for title insurers reasonably satisfactory to the Collateral Agent to each Mortgage Policy assuring the Collateral Agent that each Mortgage is a valid and enforceable first priority mortgage lien on the respective Mortgaged Properties, free and clear of all defects and encumbrances except Permitted Encumbrances;

(vi) there shall have been delivered to the Administrative Agent an opinion of Andrews Kurth LLP, addressed to the Administrative Agent and the Lenders, in form and substance reasonably satisfactory to the Administrative Agent, covering such matters in connection with this Amendment and the transactions contemplated hereby as the Administrative Agent may reasonably request; and

(vii) the Con Edison Acquisition shall have been consummated;

provided, however, that the provisions contained in paragraphs 21, 22, 25, 26, 27, 28, 31, 33 and 42 of Part A, and paragraph 6 of Part B, of this Amendment shall be deemed effective on the date when the conditions contained in the preceding clauses (i), (ii) and (iii) have been satisfied and the representation and warranty of the Borrower contained in Part B, Section 1 of this Amendment is true and correct (as if the Amendment Effective Date occurred on such date). For the avoidance of doubt, (x) if the conditions described in clauses (i), (ii) and (iii) have not been satisfied on or prior to January 31, 2006, this Amendment shall be of no force and effect and the Amendment Effective Date shall not thereafter occur, and (y) if all the foregoing conditions are not satisfied on or prior to March 31, 2006, then, except to the extent expressly provided in the proviso to the immediately preceding sentence, the Amendment Effective Date shall not thereafter occur.

6. In addition to any fees payable pursuant to the Credit Agreement or any other letter or agreement, the Borrower agrees that, if for any reason the Amendment Effective Date does not occur on or prior to January 31, 2006 (but the conditions specified in clauses (i) through (iii) of preceding paragraph 5 have been satisfied), then for the period from January 31, 2006 until the first to occur of (i) the receipt by Administrative Agent of an irrevocable written notice from the Borrower stating that the Con Edison Acquisition will not occur and terminating all Credit-Linked Commitments hereunder, (ii) occurrence of the Amendment Effective Date (if same thereafter occurs) and (iii) March 31, 2006, the Borrower shall pay to the Administrative Agent for distribution to each CL Lender, a fee computed at a rate per annum equal to 1/2 of 1 percent of the Credit-Linked Commitment of such CL Lender as in effect from time to time (provided that, for purposes of this paragraph 6, the Credit-Linked Commitments as shown on Schedule I hereto, as adjusted for assignments, shall be deemed in effect at all times after January 31, 2006). All fees payable pursuant to this paragraph 6 shall be due and payable on the first to occur of the dates described in clauses (i), (ii) or (iii), as the case may be, of the immediately preceding sentence.

7. By executing and delivering a copy hereof, each Credit Party hereby agrees that all Obligations (including without limitation all obligations pursuant to Sections 2A and 3 of the Credit Agreement, as modified by this First Amendment) shall be fully guaranteed pursuant to the Subsidiaries Guaranty in accordance with the terms and provisions thereof and shall be fully secured pursuant to the Security Documents.

8. From and after the Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be referenced to the Credit Agreement as modified hereby on the Amendment Effective Date.

* * *

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

RCN CORPORATION

By:	/s/ MICHAEL T. SICOLI
Name:	Michael T. Sicoli
Title:	Executive Vice President and Chief Financial Officer

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, Individually and as Administrative Agent

By:	/s/ DAVID MAYHEW
Name:	Davie Mahew
Title:	Managing Director

By:	/s/ PATRICK W. DOWLING
Name:	Patrick W. Dowling
Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF NOVEMBER 30, 2005, TO THE CREDIT AGREEMENT, DATED AS OF DECEMBER 21, 2004, AMONG RCN CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT

STANFIELD MODENA CLO, LTD

By:	Stanfield Capital Partners, LLC as its Asset Manager

	By:	/s/ CHRISTOPHER E. JANSEN
	Name:	Christopher E. Jansen
	Title:	Managing Partner

[Signature Page to the First Amendment to the First-Lien Credit Agreement]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF NOVEMBER 30, 2005, TO THE CREDIT AGREEMENT, DATED AS OF DECEMBER 21, 2004, AMONG RCN CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT

STANFIELD VANTAGE CLO, LTD

By:	Stanfield Capital Partners, LLC as its Asset Manager

	By:	/s/ CHRISTOPHER E. JANSEN
	Name:	Christopher E. Jansen
	Title:	Managing Partner

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF NOVEMBER 30, 2005, TO THE CREDIT AGREEMENT, DATED AS OF DECEMBER 21, 2004, AMONG RCN CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT

STANFIELD QUATTRO CLO, LTD

By:	Stanfield Capital Partners, LLC as its Collateral Manager

	By:	/s/ CHRISTOPHER E. JANSEN
	Name:	Christopher E. Jansen
	Title:	Managing Partner

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF NOVEMBER 30, 2005, TO THE CREDIT AGREEMENT, DATED AS OF DECEMBER 21, 2004, AMONG RCN CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT

STANFIELD ARBITRAGE CDO, LTD.

By:	Stanfield Capital Partners LLC as its Collateral Manager

	By:	/s/ CHRISTOPHER E. JANSEN
	Name:	Christopher E. Jansen
	Title:	Managing Partner

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF NOVEMBER 30, 2005, TO THE CREDIT AGREEMENT, DATED AS OF DECEMBER 21, 2004, AMONG RCN CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT

OAK HILL ADVISORS

OAK HILL SECURITIES FUND, L.P.

By:	Oak Hill Securities GenPar, L.P. its General Partner

By:	Oak Hill Securities MGP, Inc. its General Partner

	By:	/s/ SCOTT D. KRASE
	Name:	Scott D. Krase
	Title:	Vice President

OAK HILL SECURITIES FUND II, L.P.

By:	Oak Hill Securities GenPar, L.P. its General Partner

By:	Oak Hill Securities MGP II, Inc. its General Partner

	By:	/s/ SCOTT D. KRASE
	Name:	Scott D. Krase
	Title:	Vice President

OAK HILL CREDIT PARTNERS I, LIMITED

By:	Oak Hill CLO Management I, LLC as Investment Manager

	By:	/s/ SCOTT D. KRASE
	Name:	Scott D. Krase
	Title:	Authorized Person

OAK HILL CREDIT PARTNERS II, LIMITED

By:	Oak Hill CLO Management II, LLC as Investment Manager

	By:	/s/ SCOTT D. KRASE
	Name:	Scott D. Krase
	Title:	Authorized Person

OAK HILL CREDIT PARTNERS III, LIMITED

By:	Oak Hill CLO Management III, LLC as Investment Manager

	By:	/s/ SCOTT D. KRASE
	Name:	Scott D. Krase
	Title:	Authorized Person

OAK HILL CREDIT PARTNERS IV, LIMITED

By:	Oak Hill CLO Management IV, LLC as Investment Manager

	By:	/s/ SCOTT D. KRASE
	Name:	Scott D. Krase
	Title:	Authorized Person

OAK HILL CREDIT ALPHA FUND, L.P.

By:	Oak Hill Credit Alpha GenPar, L.P. its General Partner

By:	Oak Hill Credit Alpha MGP, LLC its General Partner

	By:	/s/ SCOTT D. KRASE
	Name:	Scott D. Krase
	Title:	Vice President

OAK HILL CREDIT ALPHA FUND (OFFSHORE), LTD.

	By:	/s/ SCOTT D. KRASE
	Name:	Scott D. Krase
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF NOVEMBER 30, 2005, TO THE CREDIT AGREEMENT, DATED AS OF DECEMBER 21, 2004, AMONG RCN CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT

ALZETTE EUROPEAN CLO S.A.

By:	INVESCO Senior Secured Management, Inc. as Collateral Manager

	By:	/s/ SCOTT BASKIND
	Name:	Scott Baskind
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF NOVEMBER 30, 2005, TO THE CREDIT AGREEMENT, DATED AS OF DECEMBER 21, 2004, AMONG RCN CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT

AVALON CAPITAL LTD.

By:	INVESCO Senior Secured Management, Inc. as Collateral Manager

	By:	/s/ SCOTT BASKIND
	Name:	Scott Baskind
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF NOVEMBER 30, 2005, TO THE CREDIT AGREEMENT, DATED AS OF DECEMBER 21, 2004, AMONG RCN CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT

AVALON CAPITAL LTD. 3

By:	INVESCO Senior Secured Management, Inc. as Asset Manager

	By:	/s/ SCOTT BASKIND
	Name:	Scott Baskind
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF NOVEMBER 30, 2005, TO THE CREDIT AGREEMENT, DATED AS OF DECEMBER 21, 2004, AMONG RCN CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT

CHAMPLAIN CLO, LTD.

By:	INVESCO Senior Secured Management, Inc. as Collateral Manager

	By:	/s/ SCOTT BASKIND
	Name:	Scott Baskind
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF NOVEMBER 30, 2005, TO THE CREDIT AGREEMENT, DATED AS OF DECEMBER 21, 2004, AMONG RCN CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT

CHARTER VIEW PORTFOLIO

By:	INVESCO Senior Secured Management, Inc. as Investment Advisor

	By:	/s/ SCOTT BASKIND
	Name:	Scott Baskind
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF NOVEMBER 30, 2005, TO THE CREDIT AGREEMENT, DATED AS OF DECEMBER 21, 2004, AMONG RCN CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT

DIVERSIFIED CREDIT PORTFOLIO LTD.

By:	INVESCO Senior Secured Management, Inc. as Investment Advisor

	By:	/s/ SCOTT BASKIND
	Name:	Scott Baskind
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF NOVEMBER 30, 2005, TO THE CREDIT AGREEMENT, DATED AS OF DECEMBER 21, 2004, AMONG RCN CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT

AIM FLOATING RATE FUND

By:	INVESCO Senior Secured Management, Inc. as Sub-Adviser

	By:	/s/ SCOTT BASKIND
	Name:	Scott Baskind
	Title:	Authorized Signatory

[Signature Page to the First Amendment to the First-Lien Credit Agreement]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF NOVEMBER 30, 2005, TO THE CREDIT AGREEMENT, DATED AS OF DECEMBER 21, 2004, AMONG RCN CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT

INVESCO EUROPEAN CDO I.S.A.

By:	INVESCO Senior Secured Management, Inc. as Collateral Manager

	By:	/s/ SCOTT BASKIND
	Name:	Scott Baskind
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF NOVEMBER 30, 2005, TO THE CREDIT AGREEMENT, DATED AS OF DECEMBER 21, 2004, AMONG RCN CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT

KATONAH V, LTD.

By:	INVESCO Senior Secured Management, Inc. as Investment Manager

	By:	/s/ SCOTT BASKIND
	Name:	Scott Baskind
	Title:	Authorized Signatory

SCHEDULE XVI

Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Amendment, hereby consents to the entering into of the Amendment and agrees to the provisions thereof (including, without limitation, Part B, Section 6 thereof).

BRAINSTORM NETWORKS, INC.

HOT SPOTS PRODUCTIONS, INC.

ON TV, INC.

RCN-BECOCOM, LLC

By: RCN Telecom Services of Massachusetts, Inc., its managing member

RCN CABLE TV OF CHICAGO, INC.

RCN ENTERTAINMENT, INC.

RCN FINANCE, LLC

By: RCN Corporation, its managing member

RCN FINANCIAL MANAGEMENT, INC.

RCN INTERNATIONAL HOLDINGS, INC.

RCN INTERNET SERVICES, INC.

RCN TELECOM SERVICES, INC.

RCN TELECOM SERVICES OF ILLINOIS, LLC

RCN TELECOM SERVICES OF MASSACHUSETTS, INC.

RCN TELECOM SERVICES OF PHILADELPHIA, INC.

RCN TELECOM SERVICES OF WASHINGTON D.C., INC.

RCN TELECOM SERVICES OF VIRGINIA, INC.

RFM 2, LLC

By: RCN Corporation, its managing member

RLH PROPERTY CORPORATION

TEC AIR, INC.

21ST CENTURY TELECOM SERVICES, INC.

UNET HOLDING, INC.

STARPOWER COMMUNICATIONS, LLC

By:	/s/ MICHAEL T. SICOLI
Name:	Michael T. Sicoli
Title:	Executive Vice President And Chief Financial Officer

[Signature Page to the First Amendment to the First-Lien Credit Agreement]